/s/ UNION BANK                    SECURITY AGREEMENT
--------------------- [SEAL]
   Union Bank

This Agreement executed at SANTA MONICA, California, on APRIL 3, 1996
by SPECIALTY LABORATORIES, INC.                  (herein called "Debtor")
-----------------------------------------------
          OWNER(S) OF COLLATERAL
As security for the payment and performance of all of Debtor's obligations to UNION BANK, A Division of Union Bank of California, N.A., (herein called "Bank"), irrespective of the manner in which or the time at which such obligations arose or shall arise, and whether direct or indirect, alone or with others, absolute or contingent, Debtor does hereby grant a continuing security interest to Bank in all personal property (herein called "Collateral"), whether now or hereafter owned or in existence described as
 A.   MOTOR VEHICLES:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                 NEW           NUMBER
   YEAR           TRADE NAME              BODY TYPE                     SERIAL NUMBER             OR             OF
                                                                                                 USED         CYLINDERS
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
 B.   OTHER:
-----------------------------------------------------------------------------------------------------------------------

    ALL ACCOUNTS, DEPOSIT ACCOUNTS, INSTRUMENTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGIBLES, INVENTORY, EQUIPMENT,
    FURNITURE, AND FIXTURES, NOW OR HEREAFTER OWNED OR ACQUIRED BY DEBTOR, ALL PROCEEDS AND INSURANCE PROCEEDS OF THE
    FOREGOING, ALL GUARANTIES AND OTHER SECURITY THEREFOR, AND ALL OF DEBTOR'S BOOKS AND RECORDS RELATING THERETO
    (INCLUDING COMPUTER-STORED INFORMATION AND ALL SOFTWARE RELATING THERETO) AND ALL CONTRACT RIGHTS WITH THIRD PARTIES
    RELATING TO THE MAINTENANCE OF ANY SUCH BOOKS, RECORDS AND INFORMATION.
                                                                                          INITIAL         INITIAL
                                                                                            HERE            HERE
                                                                                            PFB             DBH
-----------------------------------------------------------------------------------------------------------------------

The Collateral described above will be maintained at 2211 MICHIGAN AVENUE, SANTA MONICA, CA 90404* and any other location(s). *Southpoint Distribution Park, Pleasant Hill Road, Shelby County, Memphis, TN. 38117

 C. ALL PERSONAL PROPERTY OF ANY KIND WHICH IS DELIVERED TO OR IN THE POSSESSION OR CONTROL OF BANK OR ITS AGENTS;

 D. PROCEEDS OF ANY OF THE ABOVE-DESCRIBED PROPERTY. The grant of a security interest in proceeds does not imply the right of Debtor to sell or dispose of any Collateral described herein without the express consent in writing by Bank.

The maximum amount of indebtedness to be secured at any one time is unlimited
unless an amount is inserted    N/A
                             -------------------------------------------------
---------------------------- ($ N/A         ).      MAXIMUM AMOUNT
(To be completed only if an accommodation)  N/A
                                          ------------------------------------
------------------------------------------------------------------------------
                          OWNER(S) OF COLLATERAL
is executing this Agreement as an Accommodation Debtor only and his liability is limited to the security interest created in Collateral described herein.
The Debtor being accommodated is   N/A
                                ----------------------------------------------
------------------------------------------------------------------------------
All terms and conditions on the reverse side hereof are incorporated herein as though set forth in full.

    SPECIALTY LABORATORIES, INC.

BY: /s/ Paul F. Beyer
   ----------------------------------       ----------------------------------
   PAUL F. BEYER, PRESIDENT

BY: /s/ Daniel B. Hurwitz
   ----------------------------------       ----------------------------------
   DANIEL B. HURWITZ, VP/CFO

   ----------------------------------       ----------------------------------

   ----------------------------------       ----------------------------------

   ----------------------------------       ----------------------------------

   ----------------------------------       ----------------------------------

                              AGREEMENT

1. The term credit is used throughout this Agreement in its broadest and most comprehensive sense. Credit may be granted at the request of any one Debtor without further authorization or notice to any other Debtor, including an Accommodation Debtor. Collateral shall be security for all obligations of Debtor to Bank in accordance with the terms and conditions herein.

2. Debtor will: (a) execute such Financing Statement and other documents and do such other acts and things, all as Bank may from time to time require, to establish and maintain a valid security interest in Collateral, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Bank; (b) pay promptly when due all indebtedness to Bank;
(c) furnish Bank such information concerning Debtor and Collateral as Bank may from time to time request, including but not limited to current financial statements; (d) keep Collateral separate and identifiable and at the location described herein and permit Bank and its representatives to inspect Collateral and/or records pertaining thereto from time to time during normal business hours; (e) not sell, assign or create or permit to exist any lien on or security interest in Collateral in favor of anyone other than the Bank unless Bank consents thereto in writing and at Debtor's expense upon Bank's request remove any unauthorized lien or security interest and defend any claim affecting the Collateral; (f) pay all charges against Collateral prior to delinquency including but not limited to taxes, assessments, encumbrances, insurance and diverse claims, and upon Debtor's failure to do so Bank may pay any such charge as it deems necessary and add the amount paid to the indebtedness of Debtor hereunder; (g) reimburse Bank for any expenses including but not limited to reasonable attorneys' fees and legal expenses incurred by Bank in seeking to protect, collect or enforce any rights in Collateral; (h) when required, provide insurance in form and amounts and with companies acceptable to Bank and when required assign the policies or the rights thereunder to Bank; (i) maintain Collateral in good condition and not use Collateral for any unlawful purpose; (j) at its own expense, upon request of Bank, notify any parties obligated to Debtor on any Collateral to make payment to Bank and Debtor hereby irrevocably grants Bank power of attorney to make said notifications and collections; (k) and does hereby authorize Bank to perform any and all acts which Bank in good faith deems necessary for the protection and preservation of Collateral or its value or Bank's security interest therein, including transferring any Collateral into its own name and receiving the income thereon as additional security hereunder. Bank may not exercise any right under any corporate security which might constitute the exercise of control by Bank so as to make any such corporation an affiliate of Bank within the meaning of the banking laws until after default.

3. The term default shall mean the occurrence of any of the following events:
(a) non-payment of any indebtedness when due or non-performance of any obligation when due, whether required hereunder or otherwise; (b) deterioration or impairment of the value of Collateral; (c) non-performance by Debtor under this Agreement, default by Debtor of any other agreements with Bank dealing with the extension of credit or with debt owing Bank or any misrepresentation of Debtor or its representative to Bank whether or not contained herein; (d) a change in the composition of any Debtor which is a business entity; or (e) belief by Bank in good faith that there exists, or the actual existence of, any deterioration or impairment in the ability of Debtor to meet its obligations to Bank.

4. Whenever a default exists, Bank, at its option may: (a) without notice accelerate the maturity of any part or all of the secured obligations and terminate any agreement for the granting of further credit to Debtor; (b) sell, lease or otherwise dispose of Collateral at public or private sale; unless Collateral is perishable and threatens to decline speedily in value or is a type customarily sold on a recognized market, Bank will give Debtor at least five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition may be made; (c) transfer any Collateral into its own name or that of its nominee; (d) retain Collateral in satisfaction of obligations secured hereby, with notice of such retention sent to Debtor as required by law; (e) notify any parties obligated on any Collateral consisting of accounts, instruments, chattel paper, choses in action or the like to make payment to Bank and enforce collection of any Collateral herein; (f) require Debtor to assemble and deliver any Collateral to Bank at a reasonable convenient place designated by Bank; (g) apply all sums received or collected from or on account of Collateral including the proceeds of any sales thereof to the payment of the costs and expenses incurred in preserving and enforcing rights of Bank including but not limited to reasonable attorneys' fees, and indebtedness secured hereby in such order and manner as Bank in its sole discretion determines; Bank shall account to Debtor for any surplus remaining thereafter, and shall pay such surplus to the party entitled thereto, including any second secured party who has made a proper demand upon Bank and has furnished proof to Bank as requested in the manner provided by law; in like manner, Debtor, unless an Accommodation Debtor only, agrees to pay to bank without demand any deficiency after any Collateral has been disposed of and proceeds applied as aforesaid; and (h) exercise its banker's lien or right of setoff in the same manner as though the credit were unsecured. Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of California in any jurisdiction where enforcement is sought, whether in California or elsewhere. All rights, powers and remedies of Bank hereunder shall be cumulative and not alternative. No delay on the part of Bank in the exercise of any right or remedy shall constitute a waiver thereof and no exercise by Bank of any right or remedy shall preclude the exercise of any other right or remedy or further exercise of the same remedy.

5. Debtor waives: (a) all right to require Bank to proceed against any other person including any other Debtor hereunder or to apply any Collateral Bank may hold at any time or to pursue any other remedy; Collateral, endorsers or guarantors may be released, substituted or added without affecting the liability of Debtor hereunder; (b) the defense of the Statute of Limitations in any action upon any obligations of Debtor secured hereby; (c) if he is an Accommodation Debtor, all rights under Uniform Commercial Code Section 9112; and (d) any right of subrogation and any right to participate in Collateral until all obligations hereby secured have been paid in full.

6. Debtor warrants: (a) that it is or will be the lawful owner of all Collateral free of all claims, liens or encumbrances whatsoever, other than the security interest granted pursuant hereto; (b) all information, including but not limited to financial statements furnished by Debtor to Bank heretofore or hereafter, whether oral or written, is and will be correct and true as of the date given; and (c) if Debtor is a business entity, the execution, delivery and performance hereof are within its powers and have been duly authorized.

7. The right of Bank to have recourse against Collateral shall not be affected in any way by the fact that the credit is secured by a mortgage, deed of trust or other lien upon real property.

8. Debtor may terminate this Agreement at any time upon written notice to Bank of such termination; provided however, that such termination shall not affect his obligations then outstanding, any extensions or renewals thereof, nor the security interest granted herein [illegible] shall continue until such outstanding obligations are satisfied in full. Such termination shall not affect the obligations of other Debtors if more than one executes this Agreement.

9. If more than one Debtor executes this Agreement, the obligations hereunder are joint and several. All words used herein in the singular shall be deemed to have been used in the plural when the context and construction so require. Any married persons who sign this Agreement expressly agree that recourse may be had against his/her separate property for all of his/her obligations to Bank.

10. This Agreement shall inure to the benefit of and bind Bank, its successors and assigns and each of the undersigned, their respective heirs, executors, administrators and successors in interest. Upon transfer by Bank of any part of the obligations secured hereby, Bank shall be fully discharged from all liability with respect to Collateral transferred therewith.

11. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be prohibited or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such or the remaining provisions of this Agreement.

UNION
  BANK OF
CALIFORNIA
                 AUTHORIZATION TO OBTAIN CREDIT, GRANT SECURITY,
                             GUARANTEE OR SUBORDINATE


                                     RECITALS

     A.   SPECIALTY LABORATORIES, INC.
  ----------------------------------------------------------------------------
duly organized and existing under the laws of CALIFORNIA with its principal place of business at 2211 MICHIGAN AVENUE, SANTA MONICA, CA (the "Business") desires to obtain present or future credit from, grant security to, or give guaranties or subordinations to Union Bank of California, N.A. ("Bank"). The Business operates under a fictitious business name, and has filed, published and/or registered the required writing, stating that the Business is doing business as N/A and the writing, a copy of which is attached, is currently in full force and effect.

     B. The Business desires that certain person(s) be authorized to act on its behalf from time to time in obtaining, among other things, such credit from, granting security to, or giving guaranties or subordinations to, Bank.

NOW, THEREFORE, IT IS RESOLVED THAT:

1. AUTHORIZATION. Any 2 of the following is/are authorized and directed, in the name and on behalf of the Business, from time to time, with or without security, to obtain credit and other financial accommodations from Bank, or to give guaranties or subordinations to Bank, upon such terms as any such person(s) shall approve:
   CHAIRMAN/CEO          PRESIDENT/COO        VP FINANCE/TREASURER

2. SCOPE OF AUTHORITY. Without limiting the generality of the authority granted, each person designated in paragraph 1 above is authorized, from time to time, in the name and on behalf of the Business, to:

     2.1 Incur Indebtedness To Bank. The work "Indebtedness" as used herein means all debts, obligations and liabilities, including without limitation obligations and liabilities under guaranties or subordinations, currently existing or now or hereafter made, incurred or created, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether liability is individual or joint with others, all renewals, extensions and modifications thereof, and all attorneys' fees and costs incurred in connection with the negotiation, preparation, workout, collection and enforcement thereof;

     2.2 Execute, deliver and endorse with respect to Indebtedness to Bank, promissory notes, loan agreements, drafts, guaranties, subordinations, applications and agreements for letters of credit, acceptance agreements, foreign exchange documentation, applications and agreements pertaining to the payment and collection of documents, indemnities, waivers, purchase agreements and other financial undertakings, leases and other documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

     2.3 Grant security interests in, pledge, assign, transfer, endorse, mortgage or hypothecate, and execute security or pledge agreements, financing statements and other security interest perfection documentation, mortgages and deeds of trust on, and give trust receipts for, any or all property of the Business as may be agreed upon by any officer as security for any or all Indebtedness of the Business or any other individual or entity ("Person"), and grant and execute renewals, extensions or modifications thereof;

     2.4 Sell to, or discount or rediscount with, Bank all negotiable instruments, including without limitation promissory notes, commercial paper, drafts, accounts, acceptances, leases, chattel paper, contracts, documents, instruments or evidences of debt at any time owned, held or drawn by the Business, and draw, endorse or transfer any of such instruments or documents on behalf of the Business, guarantee payment or repurchase thereof, and execute and deliver to Bank all documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

     2.5 Direct the disposition of the proceeds of any credit extended by Bank, and deliver to Bank and accept from Bank delivery of any property of the Business at any time held by Bank.

     2.6 Specify in writing to Bank the individuals who are authorized, in the name of and on behalf of the Business, to request advances under loans or credit lines made available by Bank to the Business, subject to the terms thereof.

3. WRITINGS. Any instruments, documents, agreements or other writings executed under or pursuant to these resolutions (collectively, the "Authorization") may be in such form and contain such terms and conditions as may be required by Bank in its sole discretion, and execution thereof by any officer authorized under the Authorization shall be conclusive evidence of such officer's and the Business's approval of the terms and conditions thereof.

4. CERTIFICATION. The Secretary or any Assistant Secretary of the Business is hereby authorized and directed from time to time to certify to Bank a copy of this Authorization, the names and specimen signatures of the persons designated in paragraph 1 above, and any modification thereof.

5. RATIFICATION/AMENDMENT. The authority given under this Authorization shall be retroactive and any and all acts so authorized that are performed prior to the formal adoption are hereby approved and ratified. In the event two or more resolutions of this Business are concurrently in effect, the provisions of each shall be cumulative, unless the later(est) shall specifically provide otherwise. The authority given hereby shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon, until Bank shall have received at its LOS ANGELES HEADQUARTERS COMM'L BANKING OFFICE a certified copy of a further resolution of the Business amending, rescinding or revoking the Authorization.

6. REQUESTS FOR CREDIT. Credit may be requested by the Business from Bank in writing, by telephone, or by other telecommunication method acceptable to Bank. The Business recognizes and agrees that Bank cannot effectively determine whether a specific request purportedly made by or on behalf of the Business is actually authorized or authentic. As it is in the Business's best interest that Bank extend credit in response to these forms of request, the Business assumes all risks regarding the validity, authenticity and due authorization of any request purporting to be made by or on behalf of the Business. The Business is hereby authorized and directed to repay any credit that is extended by Bank pursuant to any request which Bank in good faith believes to be authorized, or when the proceeds of any credit are deposited to the account of the Business with Bank, regardless of whether any individual or entity other than the Business may have authority to draw against such account.

7. BUSINESS AS PARTNER/JOINT VENTURER, LLC MEMBER OR MANAGER. Nothing in its organizational documents limits or prohibits the Business from acting as a general or limited partner of a partnership, a member or manager of a limited liability company, or joint venturer of a joint venture. Any Person designated in paragraph 1 of the Authorization is authorized, on behalf of the Business, in its role as a general or limited partner, a member or manager, or a joint venturer, to execute, deliver and endorse all certificates, authorizations and agreements (i) to evidence the Business's role in and responsibilities to and for such partnership, limited liability company or joint venture so that Bank may rely thereon, and (ii) to evidence such partnership's, limited liability company's or joint venture's obligations and liabilities to Bank.

8. NO LIMITATION BY THIS AUTHORIZATION. Nothing contained in this
Authorization shall limit or modify the authority of any person to act on behalf of the Business as provided by law, any agreement or authorization relating to the Business or otherwise.


                     CERTIFICATE OF SECRETARY OF THE BUSINESS

I hereby certify to Union Bank of California, N.A., ("Bank") that the above Authorization is a true copy of the resolution(s) of SPECIALTY LABORATORIES, INC. a corporation duly organized and existing under the laws of CALIFORNIA (the "Business") duly adopted on 3/7/97, by the Board of Directors of the Business and duly entered in the records of the Business, and that the Authorization is in conformity with applicable law and regulation, the Articles of Incorporation and the By-Laws of the Business and is now in full force and effect.

I also certify that the following are the names and genuine specimen signatures of the officers of the Business authorized in paragraph 1 of the
Authorization:

CHAIRMAN/CEO              JAMES B. PETER            /s/ JAMES B. PETER
-----------------------   -----------------------   ------------------------
Corporate Title           Name                      Signature

PRESIDENT/COO             PAUL F. BEYER             /s/ PAUL F. BEYER
-----------------------   -----------------------   ------------------------
Corporate Title           Name                      Signature

VP FINANCE/TREASURER      BART E. THIELEN           /s/ BART E. THIELEN
-----------------------   -----------------------   ------------------------
Corporate Title           Name                      Signature

-----------------------   -----------------------   ------------------------
Corporate Title           Name                      Signature


I agree to notify Bank in writing of any change in any aspect of the Authorization or of any individual holding any office set forth in this certificate immediately upon the occurrence of any such change, and to provide Bank with a copy of the modified resolution(s) and the genuine specimen signature of any such new officer.

The authority provided for in the Authorization shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon until Bank shall receive at its LOS ANGELES HEADQUARTERS COMM'L BANKING OFFICE either a certified copy of a further resolution of this Business's Board of Directors amending the Authorization, or a certification of a change in the authorized officer(s).


Dated:   4/7/97
      -------------------            /s/ Deborah [ILLEGIBLE]
                                     -----------------------------------------
                                     Secretary of SPECIALTY LABORATORIES, INC.

SEAL
(if no seal,                         -----------------------------------------
so state)

                                     /s/ [ILLEGIBLE]
                                     -----------------------------------------
                                     President of SPECIALTY LABORATORIES, INC.

                                     -----------------------------------------

*When the Secretary is among those authorized, the President should also sign this Certificate.

UNION
  BANK OF
CALIFORNIA
                    ALTERNATIVE DISPUTE RESOLUTION AGREEMENT

   This Alternative Dispute Resolution Agreement ("Agreement") is made and entered into as of the 27TH day of MARCH 1997, by and between the undersigned ("Obligor") and Union Bank of California, N.A., ("Bank") (Obligor and Bank herein collectively, the "Parties" and individually, a "Party"). Initially capitalized terms used in this Agreement which are not otherwise defined herein shall have the respective meanings set forth in Paragraph 7 of this Agreement.

1. CLAIMS SUBJECT TO ARBITRATION OR JUDICIAL REFERENCE.

   (a) Any Claim other than a Claim that arises out of or relates to any obligation under any Subject Document that is secured, in whole or in part, by an interest in real property shall, at the written request of any Party, be determined by Arbitration.

   (b) Any Claim that arises out of or relates to any obligation under any Subject Document that is secured, in whole or in part, by an interest in real property shall be determined by Arbitration only with the consent of both Parties. If both Parties do not consent to the determination of any such Claim by Arbitration, then such Claim shall, at the written request of any Party, be determined by Reference.

   (c) The determination as to whether or not a Claim arises out of or relates to any obligation under any Subject Document that is secured, in whole or in part, by an interest in real property shall be made at the time the arbitrator or referee is selected pursuant to Paragraph 2 of this Agreement.

2. SELECTION OF ARBITRATOR OR REFEREE. Within 30 days after written demand, or within 30 days after commencement by any Party, of any lawsuit subject to this Agreement, the Parties shall select a single neutral arbitrator pursuant to the Commercial Arbitration Rules of the AAA or a single neutral referee pursuant to the Judicial Reference Procedures of the AAA. However, the arbitrator or referee selected must be a retired state or federal court judge with at least five years of judicial experience in civil matters. In the event that the selection pursuant to such Commercial Arbitration Rules or Judicial Reference Procedures does not result in the appointment of a single neutral arbitrator or a single neutral referee within 30 days, any such Party may petition the court to appoint a single neutral arbitrator or single neutral referee with the judicial experience described above. The Parties shall equally bear the fees and expenses of the arbitrator or referee unless the arbitrator or referee otherwise provides in the award or statement of decision.

3. CONDUCT OF ARBITRATION OR REFERENCE.

   (a) Except as provided in this Agreement, the arbitrator shall have the powers provided under Applicable State Law and the Commercial Arbitration Rules of the AAA, and the referee shall have the powers provided under Applicable State Law and the Judicial Reference Procedures of the AAA.

   (b) The arbitrator or referee shall determine all challenges to the legality or enforceability of this Agreement.

   (c) The arbitrator or referee shall apply the rules of evidence to the same extent as they would be applied in a court of law.

   (d) A Party may not conduct discovery unless the arbitrator or referee grants such Party leave to do so upon a showing of good cause. All discovery shall be completed within 90 days after the appointment of the arbitrator or referee, except upon a showing of good cause by any Party. The arbitrator or referee shall limit discovery to non-privileged material that is relevant to the issues to be determined by the arbitrator or referee.

   (e) The arbitrator or referee shall determine the time of the hearing and shall designate its location based upon the convenience of the arbitrator or referee, the Parties and any witnesses. However, such hearing shall be commenced within 30 days after completion of discovery, unless the arbitrator or referee grants a continuance upon a showing of good cause by any Party. At least 7 days before the date set for such hearing, the Parties shall exchange copies of exhibits to be offered as evidence, and lists of the witnesses who will testify, at such hearing. Once commenced, the hearing shall proceed day to day until completed, unless the arbitrator or referee grants a continuance upon a showing of good cause by any Party. Any Party may cause to be prepared, at its expense, a written transcription or electronic recordation of such hearing.

   (f) Subject to the provisions of this Agreement, the arbitrator may award, or the referee may report, a statement of decision providing for any remedy or relief, including without limitation judicial foreclosure, deficiency judgment and equitable relief, and give effect to all legal and equitable defenses, including without limitation, statutes of limitation, the statute of frauds, waiver and estoppel.

   (g) The award of the arbitrator or the statement of decision of the referee shall be supported by written findings of fact and conclusions of law delivered by the arbitrator or referee to the Parties concurrently with such award or statement of decision.

   (h) In the event that punitive damages are permitted under Applicable State Law, the award of the arbitrator or the statement of decision of the referee may provide for recovery of punitive damages provided that the arbitrator or referee first makes written findings of fact that would satisfy the requirements for recovery of punitive damages under Applicable State Law. Any such punitive damages shall not exceed a sum equal to three times the amount of actual damages as determined by the arbitrator or referee.

   (i) The arbitrator shall have the power to award or the referee shall have the power to report a statement of decision providing for reasonable attorneys' fees (including a reasonable allocation for the costs of in-house counsel) and costs to the prevailing party.

   (j) In the event that Applicable State Law provides that publications or communications made in a judicial proceeding are subject to a litigation privilege, such litigation privilege shall apply to the same extent to publications or communications made in the Arbitration or Reference.

4. PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision of this Agreement shall limit the right of any Party (a) to exercise self-help remedies including, without limitation, set-off, (b) to foreclose against or sell any collateral, by power of sale or otherwise or (c) to obtain or oppose provisional or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of the Arbitration or Reference. The exercise of, or opposition to, any such remedy does not waive the right of any Party to Arbitration or Reference pursuant to this Agreement.

5. FINAL, BINDING AND NONAPPEALABLE JUDGMENT. Any court of competent jurisdiction shall, upon the petition of any Party, confirm the award of the arbitrator and enter judgment in conformity therewith. Any court of competent jurisdiction shall, upon the filing of the statement of decision of the referee, enter judgment thereon. Any such judgment shall be final, binding and nonappealable.

6. MISCELLANEOUS. In the event that multiple claims are asserted, some of which are found not subject to this Agreement, the Parties agree to stay the proceedings of the claims not subject to this Agreement until all other claims are resolved in accordance with this Agreement. In the event that claims are asserted against multiple parties, some of whom are not subject to this Agreement, the Parties agree to sever the claims subject to this Agreement and resolve them in accordance with this Agreement. In the event that any provision of this Agreement is found to be illegal or unenforceable, the remainder of this Agreement shall remain in full force and effect. In the event of any challenge to the legality or enforceability of this Agreement, the prevailing Party shall be entitled to recover the costs and expenses, including reasonable attorneys' fees, incurred by it in connection therewith. Applicable State Law shall govern the interpretation of this Agreement. This Agreement fully states all of the terms and conditions of the Parties' agreement regarding the matters mentioned in, or incidental to, this Agreement. This Agreement supersedes all oral negotiations and prior writings concerning the subject matter hereof.

7. DEFINED TERMS. As used in this Agreement, the following terms shall have the respective meanings set forth below:

   (a) "AAA" shall mean the American Arbitration Association.

   (b) "Applicable State Law" shall mean the law of the state in which this Agreement is executed by Obligor; provided, however, that if any Party seeks (i) to exercise self-help remedies, including without limitation set-off, (ii) to foreclose against or sell any collateral, by power of sale or otherwise or (iii) to obtain or oppose provisional or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of the Arbitration or Reference, the law of the state where such collateral is located shall govern the exercise of or opposition to such rights and remedies.

   (c) "Arbitration" shall mean an arbitration conducted pursuant to this Agreement in accordance with Applicable State Law, and under the Commercial Arbitration Rules of the AAA, as in effect at the time the arbitrator is selected pursuant to paragraph 2 of this Agreement.

   (d) "Claim" shall mean any claim, cause of action, action, dispute or controversy between or among the Parties, including any claim, cause of action, action, dispute or controversy alleged in or subject to a lawsuit between or among the Parties, which arises out of or relates to:

      (i)   any of the Subject Documents.

      (ii) any negotiations, correspondence or communications relating to any of the Subject Documents, whether or not incorporated into the Subject Documents or any indebtedness evidenced thereby.

      (iii) the administration or management of the Subject Documents or any indebtedness evidenced thereby or

      (iv) any alleged agreements, promises, representations or transactions in connection therewith, including but not limited to any claim, cause of action, action, dispute or controversy which arises out of or is based upon an alleged tort or other breach of legal duty.

   (e) "Reference" shall mean a judicial reference conducted pursuant to this Agreement in accordance with Applicable State Law and under the Judicial Reference Procedures of the AAA, as in effect at the time the referee is selected pursuant to paragraph 2 of this Agreement.

   (f) "Subject Documents" shall mean any and all documents, instruments and agreements previously, concurrently or hereafter executed by Obligor in favor of Bank, or between Obligor and Bank, which incorporate by reference an alternative dispute resolution agreement or another agreement providing for the resolution of Claims between or among the Parties by arbitration or judicial reference, any and all related documents, instruments and agreements, and any and all extensions, renewals, amendments, substitutions and replacements of any of the foregoing; and "Subject Document" shall mean any one of such Subject Documents.

8. WAIVER OF RIGHT TO TRIAL BY JURY. In connection with an Arbitration or Reference, or any other action or proceeding, the Parties hereby expressly, intentionally and deliberately waive any right they may otherwise have to trial by jury of any Claim.

This Agreement is duly executed by the Parties as of the date first written above.

UNION BANK OF CALIFORNIA, N.A.

BY: /s/ Steve Dunne
    ----------------------------------
    STEVE DUNNE

TITLE: VICE PRESIDENT
    ----------------------------------

SPECIALTY LABORATORIES, INC.
A CALIFORNIA CORPORATION

BY: /s/ Paul F. Beyer    President
   ------------------------------------------------     ------------------------
                         TITLE

BY: /s/ [ILLEGIBLE] V.P. of Finance & Treasurer
   ------------------------------------------------     ------------------------
                         TITLE

   ------------------------------------------------     ------------------------


   ------------------------------------------------     ------------------------


   ------------------------------------------------     ------------------------


   ------------------------------------------------     ------------------------

     [LOGO]                 AGREEMENT TO FURNISH INSURANCE
    Union Bank
    Member FDC
A Division of Union Bank of California, N.A.

--------------------------------------------------------------------------------------------------------------
Borrower Name

SPECIALTY LABORATORIES, INC.
--------------------------------------------------------------------------------------------------------------
Borrower Address                        Office           Loan Number
                                        21061
2211 MICHIGAN AVENUE                  ------------------------------------------------------------------------
SANTA MONICA, CA 90404                  Maturity Date                          Amount

--------------------------------------------------------------------------------------------------------------
                                            Date: April 3, 1996
                                                 -------------------------------
TO UNION BANK:
I, the undersigned purchaser/borrower, agree to furnish the following insurance coverage:




BUSINESS PERSONAL PROPERTY:
    Fire and extended coverage.
    Lender's Loss Payable Endorsement.    Evidence of Workman's Compensation Insurance.
                                          Evidence of Liability Insurance.
Collateral Location:
    2211 MICHIGAN AVENUE, SANTA MONICA, CA
    90404* and any other location(s).

  * Southpoint Distribution Park, Pleasant Hill Road, Shelby County, Memphis, TN. 38117.

        -----------                ---------
          INITIAL                   INITIAL
            HERE                      HERE
        [ILLEGIBLE]                [ILLEGIBLE]

In connection with the credit extention by Union Bank, I have, or will instruct the insurance agent for such insurance to provide Union Bank Commercial Note Center at ATTN: Carrillo -- 21061, P.O. BOX 30115, LOS ANGELES, CA 90030-0115 with proof of insurance in the form of a policy or certificate of insurance, including the endorsements set forth above.

I understand and agree that the Proof of Insurance must be delivered to Union Bank within ten days from the date of this agreement.

               ---------------------------------------------------
                    INSURANCE AGENT:
                       ARMSTRONG/ROBITAILLE
                    -----------------------------------------
                    (Name)

                       17501 E. 17th Street #200
                    -----------------------------------------
                    (Street)

                       Tustin, CA  92681-4147
                    -----------------------------------------
                    (City, State, Zip)

                       (714) 665-6248       (714) 832-9432
                    -----------------------------------------
                    (Telephone Number)      (Fax Number)
               ---------------------------------------------------

SPECIALTY LABORATORIES INC.


BY: /s/ Paul F. Beyer
   ----------------------------------       ----------------------------------
   PAUL F. BEYER, PRESIDENT

BY: /s/ Daniel B. Hurwitz
   ----------------------------------       ----------------------------------
   DANIEL B. HURWITZ, VP/CFO

   ----------------------------------       ----------------------------------

   ----------------------------------       ----------------------------------

   ----------------------------------       ----------------------------------

   ----------------------------------       ----------------------------------
------------------------------------------------------------------------------
FOR BANK USE:                                 Policy Number:
                                                            ------------------
Date Insurance Verified:                      Covering:
                        --------------------           -----------------------
Person talked to:                             Effective from:
                 ---------------------------                ------------------
Insurance Co./Agent:                          Amount of Coverage:
                    ------------------------                     -------------

 UNION
    BANK OF                         AUTHORIZATION
CALIFORNIA

--------------------------------------------------------------------------------------------------------------
Borrower Name
                SPECIALTY LABORATORIES, INC.
--------------------------------------------------------------------------------------------------------------
Borrower Address                        Office           Loan Number
                                        21061              8512643562
2211 MICHIGAN AVENUE                  ------------------------------------------------------------------------
SANTA MONICA, CA 90404                  Maturity Date                          Amount
                                          MARCH 31, 2002                         $5,000,000.00
--------------------------------------------------------------------------------------------------------------
Union Bank of California, N.A. ("Bank") is hereby authorized and instructed to disburse the proceeds of that certain Note referenced above in the following manner:

       Deposit the proceeds into my/our account # 2100688231 as may be requested verbally or in writing.






       TOTAL LOAN PROCEEDS:                                                      $5,000,000.00
--------------------------------------------------------------------------------------------------------------
Fees itemized below are payable as follows (check one):

/X/ Charge account # 2100688231         / / Check enclosed
                   ------------------


                                                        LOAN FEE                       $  10,000.00

                                                        TOTAL:                         $  10,000.00
--------------------------------------------------------------------------------------------------------------
                                            TERMS AND CONDITIONS
--------------------------------------------------------------------------------------------------------------
1. Bank is authorized to charge account number  2100688231 in the name(s) of SPECIALTY LABORATORIES, INC.

   -----------------------------------------------------------------------------------------------------------
   _______________ for payments of interest (or principal/interest) when due in connection with this Note and all renewals or extensions thereof.
2. Bank shall disburse proceeds in the amounts stated above in accordance with the foregoing authorization or when Bank receives verbal or written authorization from Borrower(s) to do so, or any one of the Borrowers, if there are joint Borrowers, but not later than MARCH 31, 2002. The Bank, at its discretion, may elect to extend this date without notice to or acknowledgement by the borrower(s). This Authorization and the above mentioned Note will remain in full force and effect until the obligations in connection with this Note have been fulfilled.
3. Unless dated by Bank prior to execution, the Note shall be dated by Bank as of the date on which Bank disburses proceeds.
4. Notwithstanding anything to the contrary herein, Bank reserves the right to decline to advance the proceeds of the above described Note if there is a filing as to the Borrower(s), or any of them of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act or any other insolvency law; the issuance of any attachment, garnishment, execution or levy of any asset of the Borrower(s), or any endorser or guarantor which results in Bank deeming itself, in good faith insecure.
5. The borrower(s) authorize Bank to release information concerning the borrower(s) financial condition to suppliers, other creditors, credit bureaus and other credit reporters; and also authorizes Bank to obtain such information from any third party at any time.

The Borrower(s) by their execution of this Authorization accept the foregoing terms, conditions and instructions.

Executed on   4/7/97

SPECIALTY LABORATORIES, INC.

BY: /s/ Paul F. Beyer    President
   -------------------------------------------------     ----------------------------------------------
                         TITLE

BY: /s/ Bart E. Thielen  V.P. of Finance & Treasurer
   -------------------------------------------------     ----------------------------------------------
                         TITLE

   -------------------------------------------------     ----------------------------------------------


   -------------------------------------------------     ----------------------------------------------


   -------------------------------------------------     ----------------------------------------------


   -------------------------------------------------     ----------------------------------------------
--------------------------------------------------------------------------------------------------------------

 UNION
    BANK OF                         AUTHORIZATION
CALIFORNIA

--------------------------------------------------------------------------------------------------------------
Borrower Name
                SPECIALTY LABORATORIES, INC.
--------------------------------------------------------------------------------------------------------------
Borrower Address                        Office           Loan Number
                                        21061              8512643562              0080-00-0-000
2211 MICHIGAN AVENUE                  ------------------------------------------------------------------------
SANTA MONICA, CA 90404                  Maturity Date                          Amount
                                          MAY 31, 1999                           $15,000,000.00
--------------------------------------------------------------------------------------------------------------
Union Bank of California, N.A. ("Bank") is hereby authorized and instructed to disburse the proceeds of that certain Note referenced above in the following manner:

       Deposit the proceeds of my/our revolving note into my/our account # 2100688231 from time to time and in such amounts as may be requested verbally or in writing.

       Change in terms and increase of obligation #0080-00-0-000 which matures 4/30/01.
                                                                                 $ 6,500,000.00



       TOTAL LOAN PROCEEDS:                                                      $15,000,000.00
--------------------------------------------------------------------------------------------------------------
Fees itemized below are payable as follows (check one):

/X/ Charge account #                   / / Check enclosed
                   ------------------


                                                        LOAN FEE                       $  7,500.00

                                                        TOTAL:                         $  7,500.00
--------------------------------------------------------------------------------------------------------------
                                            TERMS AND CONDITIONS
--------------------------------------------------------------------------------------------------------------
1. Bank is authorized to charge account number  2100688231 in the name(s) of SPECIALTY LABORATORIES, INC.

   -----------------------------------------------------------------------------------------------------------
   _______________ for payments of interest (or principal/interest) when due in connection with this Note and all renewals or extensions thereof.
2. Bank shall disburse proceeds in the amounts stated above in accordance with the foregoing authorization or when Bank receives verbal or written authorization from Borrower(s) to do so, or any one of the Borrowers,
   if there are joint Borrowers, but not later than MAY 31, 1999.   The Bank, at its discretion, may elect to
   extend this date without notice to or acknowledgement by the borrower(s). This Authorization and the above mentioned Note will remain in full force and effect until the obligations in connection with this Note have been fulfilled.
3. Unless dated by Bank prior to execution, the Note shall be dated by Bank as of the date on which Bank disburses proceeds.
4. Notwithstanding anything to the contrary herein, Bank reserves the right to decline to advance the proceeds of the above described Note if there is a filing as to the Borrower(s), or any of them of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act or any other insolvency law; the issuance of any attachment, garnishment, execution or levy of any asset of the Borrower(s), or any endorser or guarantor which results in Bank deeming itself, in good faith insecure.
5. The borrower(s) authorizes Bank to release information concerning the borrower(s) financial condition to suppliers, other creditors, credit bureaus and other credit reporters; and also authorizes Bank to obtain such information from any third party at any time.

The Borrower(s) by their execution of this Authorization accept the foregoing terms, conditions and instructions.

Executed on   4/7/97

SPECIALTY LABORATORIES, INC.

BY: /s/ Paul F. Beyer    President
   -------------------------------------------------     ----------------------------------------------
                         TITLE

BY: /s/ Bart E. Thielen  V.P. of Finance & Treasurer
   -------------------------------------------------     ----------------------------------------------
                         TITLE

   -------------------------------------------------     ----------------------------------------------


   -------------------------------------------------     ----------------------------------------------


   -------------------------------------------------     ----------------------------------------------


   -------------------------------------------------     ----------------------------------------------
--------------------------------------------------------------------------------------------------------------